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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 21, 2002
                                                           -------------


                          ENTERCOM COMMUNICATIONS CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


 PENNSYLVANIA                      001-14461                      23-1701044
 ------------                      ---------                      ----------
(State or Other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania                  19004
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (610) 660-5610
                                                           --------------

           ___________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.   Changes in Registrant's Certifying Accountant.

     On June 21, 2002, we dismissed Arthur Andersen LLP, ("Andersen") as our independent public accountants. The decision to dismiss Andersen was recommended by our Audit Committee of the Board of Directors and was approved by the Board of Directors. The report of Andersen on our financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. During the year ended December 31, 2001 and through June 21, 2002, there have been no disagreements between us and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter thereof in its report on financial statements for such period. During the year ended December 31, 2001 and through June 21, 2002, there have been no reportable events (as defined in Item 304(a)(1) of Regulation S-K under the Securities Act of 1933, as amended). We provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter dated June 25, 2002 stating that Andersen has found no basis for disagreement with such statements.

     We named PriceWaterhouseCoopers LLP ("PWC") as our new independent public accountants on June 21, 2002. During the two most recent fiscal years and through June 21, 2002, neither we nor anyone acting on our behalf has consulted with PWC regarding the matters described in, and required to be disclosed pursuant to, Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K under the Securities Act of 1933, as amended.

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ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


     (c)   Exhibits

     16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission re: Entercom's Form 8-K dated June 21, 2002

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENTERCOM COMMUNICATIONS CORP.


Date: June 21, 2002                   By: /s/ Stephen F. Fisher
                                      ------------------------------------------
                                      Stephen F. Fisher
                                      Executive Vice President and Chief
                                      Financial Officer